SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
  [_] Preliminary Proxy Statement
  [_] Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
  [X] Definitive Proxy Statement
  [_] Definitive Additional Materials
  [_] Soliciting Material Pursuant to Rule 14a-12

                               GraphOn Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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  [X] No fee required.
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


                               GRAPHON CORPORATION
                               3130 Winkle Avenue
                          Santa Cruz, California 95065



                  NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 30, 2004




To the Stockholders of
GraphOn Corporation:

      NOTICE IS GIVEN that the 2004 annual meeting of stockholders of GraphOn Corporation will be held at The Scottsdale Marriott at McDowell Mountain, 1670
N. Perimeter Drive, Scottsdale, Arizona, on Thursday, December 30, 2004 at 2:00 p.m., local time, for the following purposes:

   I. To elect two directors to Class II of the board of directors to serve for a three-year term.

   II. To ratify the selection of BDO Seidman, LLP as our independent auditors for the fiscal year ending December 31, 2004.

   III. To transact such other business as may properly come before the meeting.

      Only stockholders of record at the close of business on November 19, 2004 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.



                                    /s/ William Swain
                                    -----------------
                                    William Swain
                                    Secretary

Santa Cruz, California
November 19, 2004




Whether or not you plan to attend the meeting, please sign and date the enclosed proxy, which is solicited by our board of directors, and promptly return it in the pre-addressed envelope provided for that purpose. Any stockholder may revoke his or her proxy at any time before the meeting by giving written notice to such effect, by submitting a subsequently dated proxy, or by attending the meeting and voting in person.

                               GRAPHON CORPORATION
                               3130 Winkle Avenue
                          Santa Cruz, California 95065

                                 PROXY STATEMENT

                                  INTRODUCTION

      This proxy statement is being mailed on or about November 24, 2004 to all stockholders who held our common stock at the close of business on November 19, 2004 in connection with the solicitation by our board of directors of proxies for the 2004 annual meeting of stockholders to be held at the Scottsdale Marriott at McDowell Mountain, 1670 N. Perimeter Drive, Scottsdale, Arizona, on Thursday, December 30, 2004, at 2:00 p.m., local time.

Solicitation of Proxies
-----------------------

      Who is soliciting my vote and how is the solicitation financed?

   This proxy solicitation is being made by GraphOn Corporation. Proxies are being solicited by mail, and all expenses of preparing and soliciting such proxies will be paid by us. We have also arranged for reimbursement of brokerage houses, nominees, custodians and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record. Proxies may also be solicited by our directors, officers and employees, but such persons will not be specifically compensated for such services.

      When was the proxy statement mailed to stockholders?

   This proxy statement was first mailed to stockholders on or about November 24, 2004.

      Can I attend the meeting?

   All persons or entities who held shares of our common stock on November 19, 2004 can attend the meeting. If your shares are held through a broker and you would like to attend the meeting, please bring a copy of your brokerage account statement or an omnibus proxy (which can be obtained from your broker) and you will be permitted to attend the meeting.

Issues Submitted for Voting
---------------------------

      On what issues am I voting?

      o election of two directors to Class II of the board of directors to serve for a three-year term;

      o ratification of the selection of BDO Seidman, LLP as our independent auditors for the fiscal year ending December 31, 2004.

   Our board does not now know of any other matter that may be brought before the meeting.

      What if unanticipated business arises for vote at the meeting?

   In the event that any other matter should come before the meeting, or any of the director nominees should not be available for election, the persons named as proxy will have authority to vote, in their discretion, all proxies not marked to the contrary as they deem advisable.

Manner of Voting
----------------

      How do I cast my vote?

   Sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the election of the director nominees as well as FOR the ratification of the selection of BDO Seidman, LLP as our independent auditors for the fiscal year ending December 31, 2004.

      What if my shares are held through a bank or broker?

   Stockholders who hold their shares through a bank or broker can also vote via the Internet if this option is offered by the bank or broker.

      May I revoke my proxy?

   Any stockholder may revoke his or her proxy, whether (s)he votes by mail or the Internet, at any time before the meeting, by written notice to such effect received by us at the address set forth above, attn: corporate secretary, by delivery of a subsequently dated proxy, or by attending the meeting and voting in person.

      Who will count the votes?

   Representatives of our transfer agent, American Stock Transfer & Trust Company, will count the votes.

      Is my vote confidential?

   Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to the transfer company and are handled in a manner that protects your voting privacy. Your vote will not be disclosed except as needed to permit the transfer company to tabulate and certify the vote and as required by law. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management. Your identity will be kept confidential, unless you ask that your name be disclosed.

Votes Required
--------------

      How many shares can vote?

   Only stockholders who owned our common stock as of November 19, 2004 (the "record date") can cast votes on the proposals raised at this annual meeting. The total number of shares of our common stock outstanding as of the record date was 21,686,097. Our common stock is the only class of securities entitled to vote, each share being entitled to one non-cumulative vote. A list of stockholders of record as of the record date will be available at our offices, 3130 Winkle Avenue, Santa Cruz, California 95065, for a period of ten days prior to the meeting and at the meeting itself, for examination by any stockholder.

      How many shares are required for the adoption of a proposal?

   A majority of the shares of our common stock outstanding and entitled to vote as of November 19, 2004 constitutes a quorum and must be present at the meeting, in person or by proxy, for the meeting to be held for the transaction of business.

   The Class II directors will be elected by a plurality of the votes cast at the meeting. To be adopted the proposal to ratify the selection of BDO Seidman, LLP as our independent auditors must receive the affirmative vote of more than 50% of the shares voting on the matter.

   If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. Broker non-votes (proxies received from brokers who, in the absence of specific voting instructions from beneficial owners of shares held in brokerage name, have declined to vote such shares) will be counted as part of the quorum. However, broker non-votes will not be counted for purposes of determining whether a proposal has been approved. Abstentions will be counted in the tabulation of votes cast on each of the proposals presented. An abstention has the same effect as a vote AGAINST a proposal.

Stockholder Proposals for the 2005 Annual Meeting
-------------------------------------------------

      When are stockholder proposals for the 2005 annual meeting due?

   All stockholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to William Swain, our Secretary, at our address prior to July 27, 2005.


                                   PROPOSAL I

                              ELECTION OF DIRECTORS

      The members of our board of directors are divided into three classes. The members of one class are elected at each annual meeting of stockholders to hold office for a three-year term and until successors of such class members have been elected and qualified. The respective members of each class are set forth below:

      o Class I:     Michael Volker (term expires 2006)
      o Class II:    Robert Dilworth and August Klein (two persons; current
                     nominees, terms expire 2004)
      o Class III:   Gordon M. Watson (one person; term expires 2005)

      Two directors are to be elected at this meeting to serve for a term of three years or until their respective successors are elected and qualified.

Nominees for Election at the 2004 Annual Meeting (to a three-year term expiring in 2007)

      The following sets forth information concerning the nominees:

      Robert Dilworth, age 62, has served as one of our directors since July 1998 and was appointed Chairman in December 1999. In January 2002, Mr. Dilworth was appointed Interim Chief Executive Officer upon the termination, by mutual agreement, of our former Chief Executive Officer, Walter Keller. From 1987 to 1998, he served as the Chief Executive Officer and Chairman of the Board of Metricom, Inc., a leading provider of wireless data communication and network solutions. Prior to joining Metricom, from 1985 to 1988, Mr. Dilworth served as President of Zenith Data Systems Corporation, a microcomputer manufacturer. Earlier positions included Chief Executive Officer and President of Morrow Designs, Chief Executive Officer of Ultramagnetics, Group Marketing and Sales Director of Varian Associates Instruments Group, Director of Minicomputer Systems at Sperry Univac and Vice President of Finance and Administration at Varian Data Machines. Mr. Dilworth is also a director of eOn Communications, Sky Pipeline and Yummy Interactive. Mr. Dilworth previously served as director of Mobility Electronics and Get2Chip.com, Inc.

      August P. Klein, age 67, has served as one of our directors since August 1998. Mr. Klein has been, since 1995, the founder, Chief Executive Officer and Chairman of the Board of JSK Corporation. From 1989 to 1993, Mr. Klein was founder and Chief Executive Officer of Uniquest, Inc., an object-oriented application software company. From 1984 to 1988, Mr. Klein served as Chief Executive Officer of Masscomp, Inc., a developer of high performance real time mission critical systems and UNIX-based applications. Mr. Klein has served as Group Vice President, Serial Printers at Data Products Corporation and President and Chief Executive Officer at Integral Data Systems, a manufacturer of personal computer printers. From 1957 to 1982, he was General Manager of the Retail Distribution Business Unit and Director of Systems Marketing at IBM. Mr. Klein is a director of QuickSite Corporation and has served as a trustee of the Computer Museum in Boston, Massachusetts since 1988. Mr. Klein holds a B.S. in Mathematics from St. Vincent College.

Current Director Whose Term Expires in 2007 (Class I)

      Michael Volker, age 56, has served as one of our directors since July 2001. Mr. Volker has been, since 1996, Director of Simon Fraser University's Industry Liaison Office. From 1996 to 2001, Mr. Volker was Chairman of the Vancouver Enterprise Forum, a non-profit organization dedicated to the development of British Columbia's technology enterprises. From 1987 to 1996, Mr. Volker was Chief Executive Officer and Chairman of the Board of Directors of RDM Corporation, a publicly-listed company. RDM is a developer of specialized hardware and software products for both Internet electronic commerce and paper payment processing. From 1988 to 1992, Mr. Volker was Executive Director of BC Advanced Systems Institute, a hi-tech research institute. Since 1982, Mr. Volker has been active in various early stage businesses as a founder, investor, director and officer. Mr. Volker, a registered professional engineer in the Province of British Columbia, holds a Bachelor's and Master's degree from the University of Waterloo.

Current Director Whose Term Expires in 2005 (Class III)

      Gordon M. Watson, age 68, has served as one of our directors since April 2002. In 1997 Mr. Gordon founded Watson Consulting, LLC, a consulting company for early stage technology companies, and has served as its President since its inception. From 1996 to 1997 he served as Western Regional Director, Lotus Consulting of Lotus Development Corporation. From 1988 to 1996, Mr. Watson held various positions with Platinum Technology, Incorporated, most recently serving as Vice President Business Development, Distributed Solutions. Earlier positions include Senior Vice President of Sales for Local Data, Incorporated, President, Troy Division, Data Card Corporation, and Vice President and General Manager, Minicomputer Division, Computer Automation, Incorporated. Mr. Watson also held various executive and director level positions with TRW, Incorporated, Varian Data Machines, and Computer Usage Company. Mr. Watson holds a Bachelors of Science degree in electrical engineering from the University of California at Los Angeles and has taught at the University of California at Irvine. Mr. Watson is also a director of DPAC Technologies, PATH Communications and SoftwarePROSe, Inc.

Executive Officer that is not a Director

      William Swain, age 62, has served as our Chief Financial Officer and Secretary since March 2000. Mr. Swain was a consultant from August 1998 until February 2000, working with entrepreneurs in the technology industry in connection with the start-up and financing of new business opportunities. Mr. Swain was Chief Financial Officer and Secretary of Metricom Inc., from January 1988 until June 1997, during which time he was instrumental in private financings as well as Metricom's initial public offering and subsequent public financing activities. He continued as Senior Vice President of Administration with Metricom from June 1997 until July 1998. Prior to joining Metricom, Mr. Swain held top financial positions with leading companies in the computer industry, including Morrow Designs, Varian Associates and Univac. Mr. Swain holds a Bachelors degree in Business Administration from California State University of Los Angeles and is a Certified Public Accountant in the State of California.

      Executive officers are elected annually by our board to hold office until the first meeting of the board following the next annual meeting of stockholders and until their successors are chosen and qualified.

Board and Committee Meetings

      During 2003, our board met a total of four times. All of our directors attended all of the board and committee meetings during 2003, either in person or by electronic means. Our board of directors has established two committees; an audit committee and a compensation committee.

      The duties and responsibilities of the audit committee are described below under "Report of Audit Committee." The audit committee, which is composed of August P. Klein (committee chairman), Michael Volker and Gordon Watson, held three meetings in 2003. The board of directors has determined that each member of the audit committee meets the Nasdaq Marketplace Rule definition of "independent" for audit committee purposes. The board of directors has also determined that Mr. Klein meets the SEC definition of an "audit committee financial expert."

      The compensation committee reviews and approves the compensation and benefits for our executive officers, administers our stock plans and performs other duties as may from time to time be determined by our board. The compensation committee, which is composed of Robert Dilworth and August Klein, held two meetings during 2003.

      We do not have a nominating committee as the board has determined, given its relatively small size, to perform this function as a whole. We do not currently have a charter or written policy with regard to the nomination process. At this time, we do not have a formal policy with regard to the consideration of any director candidates recommended by our stockholders because historically we have not received recommendations from our shareholders.

      Qualifications for consideration as a board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, in making its nominations, the board of directors consider, among other things, an individual's business experience, industry experience, breadth of knowledge about issues affecting our company, time available for meetings and consultation regarding company matters and other particular skills and experience possessed by the individual.

Code of Ethics

      We have a code of ethics that applies to all of our employees, including our chief executive officer, chief financial officer and controller. The code of ethics was filed as an exhibit to our report on Form 10-K for the year ended December 31, 2003.

Stockholder Communication with Board Members

      We maintain contact information for stockholders, both telephone and email, on our website (www.graphon.com) under the heading "Contact Us." By following the Contact Us link, a stockholder will be given access to our telephone number and mailing address as well as a link for providing email correspondence to Investor/Public Relations. Communications sent to Investor/Public Relations and specifically marked as a communication for our board will be forwarded to the board or specific members of the board as directed in the stockholder communication. In addition, communications received via telephone or mail for the board are forwarded to the board by one of our officers.

Board Member Attendance at Annual Meetings

      Our board of directors does not have a formal policy regarding attendance of directors at our annual stockholder meetings. Robert Dilworth attended our 2003 annual meeting of stockholders.

Compensation of Directors

      During the year ended December 31, 2003, directors who were not otherwise our employees were compensated at the rate of $1,000 for attendance at each meeting of our board, $500 for attendance at each meeting of a board committee, and a $1,500 quarterly retainer. Additionally, outside directors are granted stock options periodically, typically on a yearly basis. In the aggregate, our outside directors received options to purchase 120,000 shares of our common stock during 2003 at an average exercise price of $0.18 per share.

Board Recommendation

      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES TO SERVE AS CLASS II DIRECTORS.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth information for the fiscal years ended December 31, 2003, 2002 and 2001, concerning compensation we paid to our Chief Executive Officer. No other executive officer's total annual salary and bonus exceeded $100,000 for the year ended December 31, 2003

                                                                          Long-term Compensation
                               Annual Compensation                    Awards                   Payouts
------------------ ------ ----------  ---------  --------  -------------  -----------  -----------  --------------
    Name and                                                Restricted     Securities     LTIP
    Principal                                     Other       Stock        Underlying    Payouts       All Other
    Position        Year    Salary      Bonus     Annual   Compensation      Awards      Options     Compensation
------------------ ------ ----------  ---------  --------  -------------  -----------  -----------  --------------
Robert Dilworth     2003   $129,000       -         -           -            40,000         -             -
Chairman of the     2002   $256,000       -         -           -           100,000         -             -
Board and Chief     2001      -           -         -           -            60,000         -             -
Executive Officer
(Interim) (1)
------------------ ------ ----------  ---------  --------  -------------  -----------  -----------  --------------

(1) Mr. Dilworth began as Chief Executive Officer (Interim) during January 2002. As an interim Chief Executive Officer, Mr. Dilworth is compensated as a consultant and not an employee. Consequently, he is eligible to receive compensation for his services as a director.

Option Grants in Last Fiscal Year

      The following table shows the stock option grants made to the executive officer named in the Summary Compensation Table during the 2003 fiscal year:

                                                                Per
                  Number of Shares of     Percent of Total     Share                 Potential Realizable Value at
                      Common Stock       Options Granted to   Exercise               Assumed Annual Rates of Stock
                   Underlying Options        Employees         Price    Expiration   Appreciation for Option Term
      Name            Granted (1)          In Fiscal Year       (2)        Date           5%               10%
---------------   -------------------    ------------------   --------  ----------   ------------     ------------
Robert Dilworth          40,000                 88.9%         $  0.18    05/05/13       $93,600         $122,400

-------------
(1) Options were immediately exercisable upon issuance to the optionee.

(2) Options were granted at an exercise price equal to the fair market value of our common stock, as determined by the closing sales price reported on the Over-the-Counter Bulletin Board on the date of grant.

Fiscal Year-End Option Values

      The following table shows information with respect to unexercised stock options held by the executive officer named in the Summary Compensation Table as of December 31, 2003. No options held by such individual were exercised during 2003.

                              Number of Shares of Common             Value of Unexercised
                             Stock Underlying Unexercised            In-the-Money Options
                           Options at December 31, 2003 (1)        at December 31, 2003 (2)
Name                       Exercisable       Unexercisable      Exercisable     Unexercisable
---------------            -----------       -------------      -----------     -------------
Robert Dilworth              400,000               -              $ 8,000             -

---------------

(1) Shares issued upon exercise of the options are subject to our repurchase, which right lapses in 33 equal monthly installments beginning three months after the date of the grant.
(2) The value of the in-the-money options was calculated as the difference between the exercise price of the options and $0.20, the fair market value of our common stock as of December 31, 2003, multiplied by the number of in-the-money options outstanding.

Compensation Committee Interlocks and Insider Participation

      During the year ended December 31, 2003, the compensation committee was comprised of Robert Dilworth, our Interim Chief Executive Officer and Chairman of the Board, and August Klein, a non-employee director.

Certain Relationships and Related Party Transactions

       On January 29, 2004, we completed a private placement of our common stock and common stock purchase warrants in which Mr. Orin Hirschman purchased 3,043,478 shares of our common stock and warrants to purchase 1,521,739 shares of our common stock (representing in the aggregate 19.7% of our outstanding shares of common stock as of November 19, 2004). As a condition of the sale, we entered into an Investment Advisory Agreement with Mr. Hirschman, pursuant to which we agreed that in the event we complete a transaction with a third party introduced by Mr. Hirschman, we shall pay to Mr. Hirschman 5% of the value of that transaction. The agreement expires on January 29, 2007.

                            REPORT OF AUDIT COMMITTEE

      The audit committee operates under a written charter adopted by the board of directors. The charter is attached to this proxy statement as Exhibit A. The functions of the audit committee include the following:

   o appointment of independent auditors, determination of their compensation and oversight of their work;

   o review the arrangements for and scope of the audit by independent auditors;

   o  review the independence of the independent auditors;

   o consider the adequacy and effectiveness of the accounting and financial controls;

   o  pre-approve audit and non-audit services;

   o establish procedures regarding complaints relating to accounting, internal accounting controls, or auditing matters;

   o  review and approve any related party transactions; and

   o discuss with management and the independent auditors our draft quarterly interim and annual financial statements and key accounting and reporting matters.

      Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls, and the independent auditors are responsible for auditing those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The committee's responsibility is to oversee the financial reporting process on behalf of the board of directors and to report the result of their activities to the board of directors.

      In fulfilling its oversight responsibilities, the audit committee reviewed the audited consolidated financial statements in the Annual Report on Form 10-K with management, including a discussion of both the quality and acceptability of the accounting principles applied, the reasonableness of significant estimates and judgments, critical accounting policies and accounting estimates resulting from the application of these policies and the clarity of disclosures in the financial statements. In addition, the audit committee discussed the rules under The Sarbanes-Oxley Act of 2002 that pertain to the audit committee and the roles and responsibilities of the audit committee members.

      During the year ended December 31, 2003, GraphOn's independent certified public accountants were BDO Seidman, LLP. BDO Seidman is responsible for expressing an opinion on the conformity of GraphOn's audited financial statements with accounting principles generally accepted in the United States. In addition to audit-related services, BDO Seidman also performed non-audit related services that consisted primarily of tax services for GraphOn during 2003. The audit committee reviewed BDO Seidman's judgments of both the quality and acceptability of the accounting principles applied by management and such other matters that are required to be discussed with the audit committee under audited standards generally accepted in the United States.

      In overseeing the preparation of GraphOn's financial statements, the audit committee met with both GraphOn's management and BDO Seidman, with and without management being present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. GraphOn's management advised the audit committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States and that they complied with the rules of Sarbanes-Oxley. The audit committee's review included discussions with BDO Seidman of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees) as well as matters relating to BDO Seidman's independence, including the disclosures made to the audit committee as required by the Independence Standards Board Standard No. 1 (Discussions with Audit Committee).

      On the basis of these reviews and discussions, the audit committee recommended to the board of directors that it approve the inclusion of the audited financial statements in GraphOn's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the SEC.

      The audit committee has also evaluated the performance of BDO Seidman, including, among other things, the amount of fees paid to them for audit and non-audit related services in 2003. Information related to BDO Seidman's fees for 2003 is discussed below in the proxy statement under "Proposal II - Ratification of Selection of Independent Auditors". Based on its evaluation, the audit committee has selected BDO Seidman to serve as GraphOn's auditors for the fiscal year ending December 31, 2004.

November 19, 2004                   THE AUDIT COMMITTEE
                                    August P. Klein, Chairman
                                    Michael Volker
                                    Gordon M. Watson

                             PRINCIPAL STOCKHOLDERS

      The following table sets forth certain information, as of November 19, 2004, with respect to the beneficial ownership of shares of our common stock held by:

   o  each director;
   o each person known by us to beneficially own 5% or more of our common stock;
   o each executive officer named in the Summary Compensation Table elsewhere in this proxy statement; and
   o  all directors and executive officers as a group:

      Unless otherwise indicated, the address for each stockholder is c/o GraphOn Corporation, 3130 Winkle Avenue, Santa Cruz, California 95065.

                                            Number of Shares of Common
Name and Address of Beneficial Owner        Stock Beneficially Owned (1)      Percent of Class
------------------------------------        ---------------------------       ----------------
Orin Hirschman
    6006 Berkeley Avenue
    Baltimore, MD 21209                          4,565,217 (2)                     19.7%

Corel Corporation
    1600 Carling Avenue
    Ottawa, Ontario
    K1Z 8R7, Canada                              1,193,824 (3)                      5.5%

Robert Dilworth                                    493,820 (4)                      2.2%

August P. Klein                                    285,760 (5)                      1.3%

Michael Volker                                     200,700 (6)                        *

Gordon Watson                                      120,000 (7)                        *

All current executive officers
 and directors as a group (5 persons)            1,535,280 (8)                      6.7%

----------------------------------------------------------------------------------------------

 *Denotes less than 1%.

(1) As used in this table, beneficial ownership means the sole or shared power to vote, or direct the voting of, a security, or the sole or shared power to invest or dispose, or direct the investment or disposition, of a security. Except as otherwise indicated, all persons named herein have sole voting power and investment power with respect to their respective shares of our common stock, except to the extent that authority is shared by spouses under applicable law, and record and beneficial ownership with respect to their respective shares of our common stock. With respect to each stockholder, any shares issuable upon exercise of all options and warrants held by such stockholder that are currently exercisable or will become exercisable within 60 days of November 19, 2004 are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. Percentage ownership of our common stock is based on 21,686,097 shares of our common stock outstanding as of November 19, 2004.
(2) Based on information contained in a Schedule 13D filed by Orin Hirschman on February 10, 2004. Includes 1,521,739 shares of common stock issuable upon the exercise of outstanding options.
(3) Based on information contained in a Schedule 13D filed by Corel Corporation on June 26, 2000.
(4) Includes 440,000 shares of common stock issuable upon the exercise of outstanding options.
(5) Includes 135,000 shares of common stock issuable upon exercise of outstanding options.
(6) Includes 100,000 shares of common stock issuable upon exercise of outstanding options.
(7) Includes 120,000 shares of common stock issuable upon exercise of outstanding options.
(8) Includes 1,215,000 shares of common stock issuable upon exercise of outstanding options.


Compliance with Section 16(a) of Securities Exchange Act

      Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, as well as those persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the SEC. These persons are required by SEC rule to furnish us with copies of all Section 16(a) forms they file.

      Based solely on our review of the copies of such forms, or written representations from certain reporting persons that no such forms were required, we believe that during the year ended December 31, 2003, all filing requirements applicable to our officers, directors and greater than 10% owners of our common stock were complied with.

                                   PROPOSAL II

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      Our audit committee has selected BDO Seidman, LLP to audit our accounts for the fiscal year ending December 31, 2004. Such firm, which has served as our independent auditors since 1998, has reported to us that none of its members has any direct financial interest or material indirect financial interest in our company.

      A representative of BDO Seidman, LLP is expected to attend the annual meeting and will be afforded the opportunity to make a statement and/or respond to appropriate questions from stockholders.

      Fees for professional services provided by BDO Seidman, LLP in each of the last two fiscal years, in each of the following categories are as follows:

      Category                     2003            2002
      --------                 -----------    -----------
      Audit fees               $   105,000    $   103,000
      Audit -related fees                -          4,700
      Tax fees                      25,500         12,800
      Other fees                         -              -
                               -----------     ----------
      Totals                   $   130,500    $   120,500
                               ===========    ===========

      Fees for audit services include fees associated with our annual audit, the annual statutory audit of our former UK subsidiary, the reviews of our quarterly reports on Form 10-Q, and assistance with and review of documents filed with the Securities and Exchange Commission. Audit-related fees were incurred for consultations regarding revenue recognition rules and interpretations as they related to the financial reporting of certain transactions. Tax fees included tax compliance and tax consultations.

      The audit committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by our independent auditor. The policy provides for pre-approval by the audit committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the audit committee must approve the permitted service before the independent auditor is engaged to perform it.

Board Recommendation

      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF BDO SEIDMAN, LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.



                            ACCOMPANYING INFORMATION

      Accompanying this proxy statement is a copy of our annual report on Form 10-K to stockholders for our fiscal year ended December 31, 2003. Such annual report includes our audited financial statements for the three fiscal years ended December 31, 2003. No part of such annual report shall be regarded as proxy-soliciting material or as a communication by means of which any solicitation is being or is to be made.

                                                                       EXHIBIT A

                          AUDIT COMMITTEE CHARTER

      Organization. This charter governs the operations of the Audit Committee (the "Committee") of GraphOn Corporation (the "Company"). The Committee shall review and reassess the charter at least annually and recommend any changes to the charter to the full Board of Directors of the Company (the "Board"). The Committee shall be comprised of at least three directors determined by the Board to meet the independence and financial literacy requirements of The Nasdaq Stock Market, Inc. and applicable federal law. Appointment to the Committee, including the designation of the Chair of the Committee and designation of any Committee members as "audit committee financial experts," shall be made on an annual basis by the full Board.

      Statement of Policy. The Committee's purpose is to represent and provide assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community and others of the Company's accounting and financial reporting processes and the audits of the Company's financial statements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company. The Committee shall have the authority to engage independent legal, accounting and other advisers, as it determines necessary to carry out its duties. The Committee shall have sole authority to approve related fees and retention terms of such advisers.

      Responsibilities and Processes. The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

      The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

   o The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's stockholders.

   o The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting). The independent auditors shall report directly to the Committee.

   o The Committee shall ensure receipt from the independent auditors of a formal written statement delineating all relationships between such independent auditors and the Company or any other relationships that may adversely affect their independence, and, based on such review, shall assess their independence consistent with Independence Standards Board 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact their objectivity and independence and take, or recommend that the Board take, appropriate action to oversee the independence of the independent auditors.

   o Annually, the Committee will review the experience and qualifications of the key members of the independent auditors and the independent auditors' quality control procedures.

   o The Committee shall review and pre-approve all audit services and all permissible non-audit services. The Committee may delegate the authority to grant pre-approvals to one or more designated members of the Committee with any such pre-approval reported to the Committee at its next regularly scheduled meeting.

   o The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

   o The Committee shall discuss with the auditors the overall scope and plans for their audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management and the auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the auditors, with and without management present, to discuss the results of their examinations and any report prepared by the auditors and delivered to the Committee.

   o The Committee shall review and discuss with management and the independent auditors (a) any material financial or non-financial arrangements of the Company that do not appear on the financial statements of the Company, and (b) any transaction with parties related to the Company.

   o The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Reports on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

   o The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

                               GRAPHON CORPORATION

                               3130 Winkle Avenue
                          Santa Cruz, California 95065

          This Proxy is Solicited on Behalf of the Board of Directors.

      The undersigned hereby appoints Robert Dilworth and William Swain as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side hereof, all the shares of Common Stock of GraphOn Corporation (the "Company") held of record by the undersigned on November 19, 2004, at the Annual Meeting of Stockholders to be held on December 30, 2004 or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals I and II.

                (Continued and to be signed on the reverse side)

                         Annual Meeting of Stockholders
                               GRAPHON CORPORATION

                                December 30, 2004


 Please date, sign and mail your proxy card in the envelope provided as soon as possible


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS I AND II. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
                YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]


 I. Election of Directors: The nominees for the Board of Directors are listed below.
                                        NOMINEES:
      [ ] FOR ALL NOMINEES              [ ] Robert Dilworth
                                        [ ] August Klein
      [ ] WITHHOLD AUTHORITY
          FOR ALL NOMINEES

      [ ] FOR ALL EXCEPT
          (See instructions below)

      INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]

                                               FOR     AGAINST    ABSTAIN
 II.  To ratify the selection of BDO Seidman,  [ ]       [ ]        [ ]
      LLP as the Company's independent
      auditors for the fiscal year ending
      December 31, 2004.

 III. To transact such other business as may properly come before the meeting.





To change the address on your account, please check the box at right   [  ]
and indicate your new address in the space provided above. Please note that changes to the registered name(s) on the account may not be submitted via this method.


Signature of Stockholder _________________________   Date: ____________


Signature of Stockholder _________________________   Date: ____________


Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.